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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 27, 1996


                            QUARTERDECK CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Delaware                   0-19207                   95-4320650
(STATE OR OTHER            (COMMISSION FILE           (I.R.S. EMPLOYER
JURISDICTION OF                NUMBER)               IDENTIFICATION NO.)
 INCORPORATION)


              13160 Mindanao Way, Marina del Rey, California 90292
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (310) 309-3700

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ITEM 5.  OTHER EVENTS.

         On August 27, 1996, Quarterdeck Corporation issued a press release with respect to the resignation of its chief executive officer. A copy of the press release dated August 27, 1996 is filed as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                (c)     Exhibits.

                        99.1    August 27, 1996 press release.






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       QUARTERDECK CORPORATION,
                                       a Delaware corporation


                                       By:  /s/  FRANK R. GREICO
                                            ----------------------------
                                       Name:  Frank R. Greico
                                       Title: Senior Vice President and
                                              Chief Financial Officer

August 29, 1996





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